Exhibit 21.1

IQVIA Holdings Inc. Subsidiary Listing - as of 12/31/2024
Subsidiary	Jurisdiction or State of Organization
159 Solutions, LLC	California
159 Technology Solutions Private Ltd	India
1HQ (NL) B.V.	Netherlands
1HQ Limited	United Kingdom
1HQ Singapore Pte Ltd	Singapore
1HQ USA, LLC	NY
Accurate Health Auditing and Consulting Société Anonyme of Coordination Organisation & Health Investments	Greece
AECIO IT Solutions India Private Ltd.	India
AHM Global Services, LLC	New Jersey
AIT Bioscience LLC	Indiana
Albatross Financial Solutions Limited	United Kingdom
ALIMED Egeszsegugyi Szolgaltato Kft.	Hungary
Allcare Plus Pharmacy LLC	Massachusetts
Apuro.com K.K.	Japan
Arc Bio Communications Limited	United Kingdom
Ardentia International Limited	United Kingdom
Ascott Sales Integration Pty Ltd	Australia
Asesorias IQVIA Solutions Chile Limitada	Chile
Asserta Centroamerica Medicion de Mercados, S.A.	Guatemala
Avacare Clinical Research Network (Shanghai) Co., Ltd.	China
B2i Healthcare Korlátolt Felelősségű Társaság	Hungary
Battaerd Mansley Pty. Ltd.	Australia
Benefit Holding, Inc.	North Carolina
Bioaxis Healthcare Southeast Europe Home Health Services Single Member Societe Anonyme	Greece
Biofortis, LLC	Delaware
BITAC MAP S.L.U.	Spain
Brandshapers Ltd	Ireland

Bridgethorne Limited	United Kingdom
BuzzeoPDMA LLC	Delaware
Cambridge Pharma Consultancy Inc.	Delaware
Cambridge Pharma Consultancy Limited	United Kingdom
CDS - Centre de Service SAS	France
Cegedim Venezuela C.A.	Venezuela
Cenduit Limited	United Kingdom
Centrix Innovations (Pty) Ltd.	South Africa
Ceuta Healthcare Limited	United Kingdom
Ceuta Holdings Limited	United Kingdom
Ceuta International Limited	United Kingdom
CFS Clinical UK Limited	United Kingdom
Clewing plus GmbH & Co. KG	Germany
Click Consult Limited	United Kingdom
Clinical Financial Services, LLC	Pennsylvania
Clinical Lab Minority Shareholder Limited	United Kingdom
Clintec International (Pty) Ltd.	South Africa
Clintec International (Thailand) Limited	Thailand
Clintec International Bulgaria OOD	Bulgaria
Clintec International doo	Serbia
Clintec International FZ-LLC	United Arab Emirates
Clintec International Limited	Kenya
Clintec International LLC	Ukraine
Clintec International Ltd.	United Kingdom
Clintec International Norway AS	Norway
Clintec International Off-Shore S.A.L.	Lebanon
Clintec International Pharmaceutical Services Ltd	Israel
Clintec International Pte Ltd.	Singapore
Clintec International RUS LLC	Russia
Clintec Luxembourg S.A.	Luxembourg
Clintec Turkey Medikal ve Farmasotik Hizmetler Ticaret Limited Sirketi	Turkey
Cogvio, s.r.o.	Czechia

Compliant Community Projects (Pty) Ltd.	South Africa
Concentrics Research LLC	Indiana
CONVEMA Versorgungsmanagement GmbH	Germany
CROnos Clinical Consulting Services Inc.	New Jersey
CT Consulting Inc.	Philippines
Data Niche Associates, Inc.	Illinois
Dataline Software Limited	United Kingdom
Datandina Ecuador S.A.	Ecuador
Datec Industria e Comercio, Distribudora Grafica e Mala Direta Ltda.	Brazil
DAVASO GmbH	Germany
DrugDev Inc.	Delaware
DrugDev Limited	United Kingdom
Educom S.r.l.	Italy
Emerald Star Holdings LLC	Washington
Epernicus, LLC	Delaware
EPG Communication Holdings Limited	United Kingdom
EPS Research Limited	United Kingdom
EPS Software Limited	United Kingdom
Excel Life Sciences Inc.	Delaware
Excel Life Sciences Private Limited	India
FACT	France
FATHOM SEO, LLC	Ohio
Forcea NV	Belgium
Foresight IT Solutions and Consulting India Private Limited	India
GCE Clin Solutions Limited	United Kingdom
GCE Global Solutions, LLC	Delaware
GCE Solutions International, LLC	Delaware
GCE Solutions, S. de R.L. de C.V.	Mexico
Gen-Pharma (UK) Ltd	United Kingdom
Global Crown Investment Limited	Hong Kong
Grace Data Corp.	California
Healthcare Business Information Limited	United Kingdom

Hospital Marketing Services Limited	United Kingdom
Hotel Lot C-8B, LLC	North Carolina
Iasist Holdco Limited	United Kingdom
Iasist SAU Agencia en Chile	Chile
Illuminera Australia Pty Ltd	Australia
IM Associates BV	Belgium
ImmunXperts	Belgium
IMR International (Australia) PTY Ltd	Australia
IMS (UK) Pension Plan Trustee Company Limited	United Kingdom
IMS Health de Venezuela C.A.	Venezuela
IMS Health Group Limited	United Kingdom
IMS Health Information Solutions Australia Pty. Ltd	Australia
IMS Health Information Solutions India Private Ltd.	India
IMS Health Networks Limited	United Kingdom
IMS Health Paraguay Srl	Paraguay
IMS Health Surveys Limited	United Kingdom
IMS Health Uruguay S.A.	Uruguay
IMS Hospital Group Limited	United Kingdom
IMS Information Solutions Medical Research Limited	United Kingdom
IMS Information Solutions UK Ltd.	United Kingdom
IMS Meridian Limited	Hong Kong
IMS Meridian Research Limited	British Virgin Islands
IMS Software Services Ltd.	Delaware
IMS Technology Solutions UK Limited	United Kingdom
Incarnus Malaysia Sdn Bhd	Malaysia
Infocus Health Limited	United Kingdom
Infopharm Ltd.	United Kingdom
Innovex Merger Corp.	North Carolina
Innovex Saglik Urunleri Pazarlama ve Hizmet Danismanlik Anonim Sirketi	Turkey
Innovex Sağlık Hizmetleri Araştırma Pazarlama Danışmanlık Sanayi ve Ticaret Limited Şirketi	Turkey
Inteliquet, Inc.	Delaware
Intercontinental Medical Statistics International, Ltd.	Delaware

Intercontinental Medical Statistics Kenya Ltd.	Kenya
Interface Clinical Services Ltd.	United Kingdom
Interstatistik AG	Switzerland
IPP Informacion Promocional y Publicitaria S.A. de C.V.	Mexico
IQVIA Medical Development (Dalian) Co., Ltd.	China
IQVIA (Thailand) Co., Ltd.	Thailand
IQVIA Adriatic d.o.o. za Konzalting	Croatia
IQVIA Afrique de l’Ouest Francophone	Cote d'Ivoire
IQVIA AG	Switzerland
IQVIA Analytics Services Private Limited	India
IQVIA Asia Pacific Commercial Holdings LLC	North Carolina
IQVIA Beteiligungsgesellschaft mbH	Germany
IQVIA BioSciences Holdings, LLC	Delaware
IQVIA Biotech LLC	Delaware
IQVIA Biotech Ltd.	United Kingdom
IQVIA Cancer Research	Belgium
IQVIA Chinametrik Inc.	Delaware
IQVIA Clinical AB	Sweden
IQVIA Clinical, Filial af IQVIA Clinical AB	Denmark
IQVIA Commercial Deutschland Gmbh	Germany
IQVIA Commercial Finance Inc.	Delaware
IQVIA Commercial GmbH & Co. OHG	Germany
IQVIA Commercial I LLC	Delaware
IQVIA Commercial Rus LLC	Russia
IQVIA Commercial Trading Corp.	Delaware
IQVIA Consulting and Information Services India Private Limited	India
IQVIA CRM Korea Ltd.	Republic of Korea
IQVIA CSD Korea Ltd.	Republic of Korea
IQVIA CSMS GmbH	Germany
IQVIA CSMS US Inc.	Delaware
IQVIA Digital Inc.	Delaware
IQVIA Finance Ireland Designated Activity Company	Ireland

IQVIA Finance Ltd.	United Kingdom
IQVIA Finland Oy	Finland
IQVIA FZ-LLC	United Arab Emirates
IQVIA Government Solutions Inc.	Delaware
IQVIA Health Transformation Foundation	India
IQVIA Healthcare (QFC Branch)	Qatar
IQVIA Healthcare - Sole Proprietorship L.L.C.	United Arab Emirates
IQVIA Healthcare - Sole Proprietorship L.L.C. (Dubai Branch)	United Arab Emirates
IQVIA Healthcare Consulting LLC	Palestine
IQVIA Healthcare Services GmbH	Germany
IQVIA Hellas Technology Solutions Single Member S.A.	Greece
IQVIA Holdings (UK) Ltd.	United Kingdom
IQVIA Holdings France SAS	France
IQVIA Holdings Inc.	Delaware
IQVIA IES Brasil Ltda.	Brazil
IQVIA IES Denmark ApS	Denmark
IQVIA IES Europe Limited	United Kingdom
IQVIA IES European Holdings	United Kingdom
IQVIA IES Overseas Holdings Limited	United Kingdom
IQVIA IES Puerto Rico Inc.	Puerto Rico
IQVIA IES South Africa (Pty) Limited	South Africa
IQVIA IES UK Limited	United Kingdom
IQVIA Inc.	Delaware
IQVIA Information Medical Statistics (Israel) Ltd.	Israel
IQVIA Information Solutions GmbH	Austria
IQVIA Information, S.A.	Spain
IQVIA Integrated Services NL	Netherlands
IQVIA Investment Holdings Limited	United Kingdom
IQVIA Korea Co. Ltd.	Republic of Korea
IQVIA Lebanon S.a.r.l.	Lebanon
IQVIA Ltd.	United Kingdom
IQVIA Maroc S.à r.l.	Morocco

IQVIA Medical Communications & Consulting, Inc.	New Jersey
IQVIA Medical Development (Hefei) Co., Ltd.	China
IQVIA Medical Education Inc.	New York
IQVIA MedTech Inc.	Delaware
IQVIA MedTech NV	Belgium
IQVIA Operations France SAS	France
IQVIA Pharma Inc.	North Carolina
IQVIA Pharma Services Corp.	North Carolina
IQVIA Pharmaceutical Marketing Services Ltd.	Slovenia
IQVIA Phase One Services LLC	Kansas
IQVIA Quality Metric Inc.	Delaware
IQVIA RDS (India) Private Ltd.	India
IQVIA RDS (Shanghai) Co., Ltd.	China
IQVIA RDS and Integrated Services Belgium NV	Belgium
IQVIA RDS Argentina S.R.L.	Argentina
IQVIA RDS Asia Inc.	North Carolina
IQVIA RDS Austria GmbH	Austria
IQVIA RDS Brasil Ltda.	Brazil
IQVIA RDS Bulgaria EOOD	Bulgaria
IQVIA RDS Canada ULC	Canada
IQVIA RDS Canada West ULC	Canada
IQVIA RDS Chile	Chile
IQVIA RDS Clindata (Pty.) Ltd.	South Africa
IQVIA RDS Clindepharm (Pty.) Ltd.	South Africa
IQVIA RDS Colombia S.A.S.	Colombia
IQVIA RDS Costa Rica S.A.	Costa Rica
IQVIA RDS Czech Republic s.r.o.	Czechia
IQVIA RDS d.o.o. Beograd	Serbia
IQVIA RDS East Africa Limited	Kenya
IQVIA RDS East Asia Pte. Ltd.	Singapore
IQVIA RDS Eastern Holdings GmbH	Austria
IQVIA RDS Egypt LLC	Egypt

IQVIA RDS Estonia OU	Estonia
IQVIA RDS Finland Oy	Finland
IQVIA RDS France SAS	France
IQVIA RDS Funding LLC	North Carolina
IQVIA RDS GesmbH	Austria
IQVIA RDS GmbH	Germany
IQVIA RDS Guatemala S.A.	Guatemala
IQVIA RDS Hellas Single Member S.A.	Greece
IQVIA RDS Holdings	United Kingdom
IQVIA RDS Hong Kong Limited	Hong Kong
IQVIA RDS Hungary Pharmaceutical Development and Consulting Limited Liability Company	Hungary
IQVIA RDS Inc.	North Carolina
IQVIA RDS Ireland (Finance) Ltd.	Ireland
IQVIA RDS Ireland Ltd.	Ireland
IQVIA RDS Israel Ltd.	Israel
IQVIA RDS Italy S.r.l.	Italy
IQVIA RDS Latin America LLC	North Carolina
IQVIA RDS Latvia SIA	Latvia
IQVIA RDS Malaysia Sdn. Bhd.	Malaysia
IQVIA RDS Netherlands B.V.	Netherlands
IQVIA RDS Nigeria Limited	Nigeria
IQVIA RDS Norway	Norway
IQVIA RDS Panama Inc.	Panama
IQVIA RDS Peru S.r.l.	Peru
IQVIA RDS Philippines Inc.	Philippines
IQVIA RDS Poland Sp. Zoo	Poland
IQVIA RDS Pty. Limited	Australia
IQVIA RDS Pty. Ltd.	New Zealand
IQVIA RDS Slovakia, s.r.o.	Slovakia
IQVIA RDS South Africa (Pty.) Ltd.	South Africa
IQVIA RDS Spain S.L.	Spain
IQVIA RDS Spain, S.L. Representação Permanente Em Portugal	Portugal

IQVIA RDS Taiwan Ltd.	Taiwan
IQVIA RDS UAB	Lithuania
IQVIA RDS UK Holdings Ltd.	United Kingdom
IQVIA RDS Ukraine	Ukraine
IQVIA RDS Vietnam LLC	Viet Nam
IQVIA Regional Headquarter	Saudi Arabia
IQVIA Research and Development Solutions Saudi Arabia Limited	Saudi Arabia
IQVIA Romania S.R.L.	Romania
IQVIA Services Japan LLC/IQVIA Services Japan G.K.	Delaware
IQVIA Site Solutions Japan GK	Japan
IQVIA Solutions (NZ) Limited	New Zealand
IQVIA Solutions (Pty.) Ltd.	South Africa
IQVIA Solutions a.s.	Czechia
IQVIA Solutions Argentina S.A.	Argentina
IQVIA Solutions Asia Pte. Ltd	Singapore
IQVIA Solutions Australia Holdings Pty. Ltd.	Australia
IQVIA Solutions Australia Pty. Ltd.	Australia
IQVIA Solutions B.V.	Netherlands
IQVIA Solutions Bangladesh Limited	Bangladesh
IQVIA Solutions Belgium BV	Belgium
IQVIA Solutions Bolivia S.R.L.	Bolivia
IQVIA Solutions Bulgaria Eood	Bulgaria
IQVIA Solutions Canada Inc.	Canada
IQVIA Solutions Colombia S.A.	Colombia
IQVIA Solutions Consulting Myanmar Company Limited	Myanmar
IQVIA Solutions del Peru S.A.	Peru
IQVIA Solutions Denmark AS	Denmark
IQVIA Solutions do Brasil Ltda.	Brazil
IQVIA Solutions Egypt Ltd.	Egypt
IQVIA Solutions Enterprise Management Consulting (Hainan) Co., Ltd.	China
IQVIA Solutions Enterprise Management Consulting (Shanghai) Co., Ltd.	China
IQVIA Solutions Finance B.V.	Netherlands

IQVIA Solutions Finance UK I Ltd.	United Kingdom
IQVIA Solutions Finance UK II Ltd.	United Kingdom
IQVIA Solutions Finance UK III Ltd.	United Kingdom
IQVIA Solutions Finance UK V Ltd.	United Kingdom
IQVIA Solutions Global Holdings UK Ltd.	United Kingdom
IQVIA Solutions Holdings (Pty.) Ltd.	South Africa
IQVIA Solutions Hong Kong Limited	Hong Kong
IQVIA Solutions HQ Ltd.	United Kingdom
IQVIA Solutions Ireland Limited	Ireland
IQVIA Solutions Italy S.r.l.	Italy
IQVIA Solutions Japan LLC/IQVIA Solutions Japan G.K.	Delaware
IQVIA Solutions Kazakhstan LLC	Kazakhstan
IQVIA Solutions Korea Ltd.	Republic of Korea
IQVIA Solutions Kuwait for Technical Consultations	Kuwait
IQVIA Solutions Lanka (Private) Limited	Sri Lanka
IQVIA Solutions LLC	Russia
IQVIA Solutions Luxembourg S.à r.l.	Luxembourg
IQVIA Solutions Malaysia Sdn. Bhd.	Malaysia
IQVIA Solutions Norway AS	Norway
IQVIA Solutions Operations Center Philippines Inc.	Philippines
IQVIA Solutions Pakistan (Private) Limited	Pakistan
IQVIA Solutions Pharmaceutical Srl	Romania
IQVIA Solutions Philippines Inc.	Philippines
IQVIA Solutions Poland Sp. z o.o	Poland
IQVIA Solutions Portugal, Unipessoal Lda	Portugal
IQVIA Solutions Puerto Rico Inc.	Puerto Rico
IQVIA Solutions Regional Pte. Ltd.	Singapore
IQVIA Solutions Republica Dominicana, S.R.L.	Dominican Republic
IQVIA Solutions s.r.o.	Slovakia
IQVIA Solutions Saudi Arabia Limited	Saudi Arabia
IQVIA Solutions Services Ltd.	Hungary
IQVIA Solutions Sweden AB	Sweden

IQVIA Solutions Taiwan Ltd.	Taiwan
IQVIA Solutions Tunisia S.à r.l.	Tunisia
IQVIA Solutions UK Investments Ltd.	United Kingdom
IQVIA Solutions UK Limited	United Kingdom
IQVIA Soluções de Tecnologia do Brasil Ltda	Brazil
IQVIA Technology Services Ltd.	United Kingdom
IQVIA Technology Solutions Colombia Ltda.	Colombia
IQVIA Technology Solutions Egypt LLC	Egypt
IQVIA Technology Solutions Romania Srl	Romania
IQVIA Technology Solutions s.r.o.	Slovakia
IQVIA Technology Solutions s.r.o.	Czechia
IQVIA Technology Solutions Ukraine LLC	Ukraine
IQVIA Technology Tunisia S.à r.l.	Tunisia
IQVIA Tibbi Istatistik Ticaret ve Musavirlik Ltd. Sirketi	Turkey
IQVIA Trading Management Inc.	Delaware
IQVIA Transportation Services Corp.	Delaware
IQVIA West Africa	Senegal
IQVIA World Publications Ltd.	United Kingdom
IQVIA Zagreb d.o.o.	Croatia
IVM plus GmbH	Germany
Kairos GmbH	Germany
Kun Tai Medical Development Hong Kong Limited	Hong Kong
Kun Tuo Medical Research & Development (Beijing) Co. Ltd.	China
Laboratorio Commuq Pharma SLU	Spain
Lasso Marketing, Inc.	Delaware
LH Perspectives Limited	United Kingdom
LH Perspectives Limited Sucursal en Espana	Spain
Linguamatics Limited	United Kingdom
Linguamatics Solutions Limited	United Kingdom
M&H Informatics (BD) Ltd.	Bangladesh
Market Dynamics, L.L.C.	Tennessee
MCRA (U.K.) Ltd.	United Kingdom

MCRA Germany GmbH	Germany
MCRA Holdings, LLC	Delaware
MCRA International, Inc.	Delaware
MCRA, LLC	Delaware
MCRA Switzerland GmbH	Switzerland
Med-Vantage, Inc.	Delaware
Meddata Group, LLC	Massachusetts
Medpages International Proprietary Limited	South Africa
Mercados Y Analisis, S.A.	Spain
Mercurial Insights Holding Pty. Ltd.	Australia
Mercurial Insights Pty. Ltd.	Australia
Meridian Research Vietnam Ltd.	Viet Nam
Metrika Business Intelligence Consulting, Inc.	QC, Canada
Nexelis Europe	Belgium
Nexelis Group Inc.	Delaware
Nexelis Laboratories Canada Inc.	Canada
Nexelis Marburg GmbH	Germany
Novasyte Services Corp.	Canada
Novasyte, LLC	California
Novex Pharma Laboratorio S.L.	Spain
Novex Pharma Limited	United Kingdom
Nuevo Health Pty Limited	Australia
Omni Care Consult	Belgium
Open Applications Consulting Limited	Ireland
Operaciones Centralizadas Latinoamericana Limitada	Chile
Optimum Contact Limited	United Kingdom
Outcome Sciences, LLC	Delaware
Penderwood Limited	United Kingdom
Pharma Deals Limited	United Kingdom
Pharma Strategy Group Limited	United Kingdom
Pharmaforce, S.A. de C.V.	Mexico
PharmaReview Inc.	Delaware

PharmaReview Limited	United Kingdom
Pharmaspectra Dollarco Ltd	United Kingdom
Pharmaspectra Group Ltd.	United Kingdom
Pharmaspectra Informatics Private Limited	India
Pharmaspectra Midco 1 Ltd.	United Kingdom
Pharmaspectra Midco 2 Ltd.	United Kingdom
Pharmaspectra Topco Ltd	United Kingdom
Pharmaspectra US LLC	Delaware
Phoenix Group Holdings, LLC	New Jersey
PhR BidCo Limited	United Kingdom
PhR Lower Midco Limited	United Kingdom
PHR Topco Limited	United Kingdom
PhR Upper Midco Limited	United Kingdom
PhR Warehouse Limited	United Kingdom
Point of Care Network, LLC	New Jersey
Polaris Management Partners, LLC	New Jersey
Polaris Solutions Ltd.	Hong Kong
Polaris Solutions, LLC	New York
Prioritis Limited	United Kingdom
Privacy Analytics Inc.	Canada
Professional Pharmaceutical Marketing Services (Pty.) Ltd.	South Africa
Prometheus Research, LLC	Connecticut
PT IQVIA RDS Indonesia	Indonesia
PT IQVIA Solutions Indonesia	Indonesia
Public Relations Algeria	Algeria
Purple Moon Agency, LLC	Colorado
Q Squared Solutions (Beijing) Co., Ltd.	China
Q Squared Solutions (Pty) Ltd	South Africa
Q Squared Solutions (Quest) Limited	United Kingdom
Q Squared Solutions (Quest) LLC	Delaware
Q Squared Solutions B.V.	Netherlands
Q Squared Solutions BioSciences LLC	Delaware

Q Squared Solutions China (Quest) Limited	United Kingdom
Q Squared Solutions China Limited	United Kingdom
Q Squared Solutions Expression Analysis LLC	Delaware
Q Squared Solutions Group Inc.	Delaware
Q Squared Solutions Holdings B.V.	Netherlands
Q Squared Solutions Holdings Limited	United Kingdom
Q Squared Solutions Holdings LLC	Delaware
Q Squared Solutions KK	Japan
Q Squared Solutions Limited	United Kingdom
Q Squared Solutions LLC	North Carolina
Q Squared Solutions Pte. Ltd.	Singapore
Q Squared Solutions S.A.	Argentina
Q-Consult Zorg Groep B.V.	Netherlands
Q-Talent B.V.	Netherlands
Qcare Site Services, Inc.	North Carolina
QH Research Limited	United Kingdom
QIMS Pharma Services Sa De Cv	Mexico
Quality Health Limited	United Kingdom
Quintiles Benin S.A.R.L.U.	Benin
Quintiles Commercial Laboratorio S.L.U.	Spain
Quintiles Finance Uruguay S.r.L.	Uruguay
Quintiles Mauritius Holdings	Mauritius
Quintiles Medical Development (Shanghai) Co., Ltd.	China
Quintiles Mexico, S. de R.L. de C.V.	Mexico
Quintiles West Africa Limited	Ghana
RedPharma SA	Belgium
Redsite Limited	United Kingdom
Rules-Based Medicine, Inc.	Delaware
Sales & Marketing Outsource Solutions Ltd	Ireland
Secureconsent, LLC	Delaware
Shanghai Illuminera Digital Technology Co., Ltd.	China
Simpson Healthcare Executives, LLC	Connecticut

Source Informatics Limited	United Kingdom
StatFin Estonia OÜ	Estonia
STI Technologies Limited	Canada
Summit Global Health, LLC	Connecticut
Themis Limited	United Kingdom
UAB IQVIA Commercial	Lithuania
Value Outcomes s.r.o.	Czechia
Valuecentric Privacy Solutions LLC	Delaware
Valuemedics Research, LLC	Delaware
VCG&A, Inc.	Massachusetts
VCG-BIO, Inc.	Delaware
Vivacity Health Pty. Ltd.	Australia
Vorpal Technologies KK	Japan
ZhiWeiYunChuang Solutions Enterprise Management Consulting (Shanghai) Co., Ltd	China